Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Virage Logic Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Sereda, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the period expressed in this Report.

/s/ BRIAN SEREDA
Brian Sereda
Vice President of Finance and Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)

December 15, 2008